                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Prospectus Supplement, which supplements the Registration Statement on Form S-3 no. 333-73606, of our report dated May 21, 2002, relating to the balance sheet of AmeriCredit Automobile Receivables Trust 2002-B, which appears in such Prospectus Supplement. We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

Fort Worth, Texas
May 29, 2002